UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2024, Signing Day Sports, a Delaware corporation (the “Company”), entered into Amendment No. 1 to Strategic Alliance Agreement (the “Amendment to the Strategic Alliance Agreement”) with SAJE Enterprises LLC (DBA Elite Development Program Soccer), a New Jersey limited liability company (“EDP”). Pursuant to the Amendment to the Strategic Alliance Agreement, effective March 8, 2024, the Strategic Alliance Agreement, dated as of October 20, 2023, between the Company and EDP (the “Strategic Alliance Agreement”), was amended as follows: (1) The date of the commencement of the initial term was amended from October 20, 2023 to March 1, 2024; (2) The payment by the Company to EDP of $75,000 on each of January 1, 2024, January 1, 2025, and January 1, 2026 to ensure that EDP has sufficient dedicated staff and resources to perform its obligations under the Strategic Alliance Agreement must instead be made on or before each of March 1, 2024, March 1, 2025, and March 1, 2026, respectively; (3) The discounted subscription fee for a one-year subscription license to the Company’s platform that will be required to be presented by EDP for all of its clubs, teams, and coaches to be directly offered and presented to their individual age-appropriate players or their families was amended from $125 to $175, and each club’s option to charge EDP Referrals (as defined in the Strategic Alliance Agreement) up to $124.99 will be in addition to such amended discounted fee; and (4) The provision requiring EDP to remit $125.00 to the Company for each sale of a subscription to the Company’s platform to an EDP Referral during the prior month within seven days following each month end was deleted and replaced with a provision requiring that the Company remit $50.00 to EDP for each sale of a subscription to the Company’s platform to an EDP Referral during the prior month within 90 days following each month end.

The foregoing summary of the terms and conditions of the Amendment to the Strategic Alliance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Strategic Alliance Agreement, which is filed as Exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Strategic Alliance Agreement, dated as of March 8, 2024, between Signing Day Sports, Inc. and SAJE Enterprises LLC (DBA Elite Development Program Soccer)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2024	SIGNING DAY SPORTS, INC.

/s/ Daniel D. Nelson
	Name:	Daniel D. Nelson
	Title:	Chief Executive Officer

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